                                                                    Exhibit 10.1





                                  $600,000,000

                               GLOBIX CORPORATION

                          12.50% SENIOR NOTES DUE 2010


                               PURCHASE AGREEMENT

                                                                January 28, 2000


LEHMAN BROTHERS INC.
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON SMITH BARNEY INC.
ING BARINGS LLC
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

                  Globix Corporation, a Delaware corporation (the "Issuer"), proposes, subject to the terms and conditions stated herein, to issue and sell to Lehman Brothers Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and ING Barings LLC (each, an "Initial Purchaser", collectively, the "Initial Purchasers") $600,000,000 in aggregate principal amount of its 12.50% Senior Notes due 2010 (the "Initial Notes") to be issued under an indenture (the "Indenture") between the Issuer and HSBC Bank USA, as Trustee (the "Trustee"), relating to the Initial Notes.

                  The Initial Notes will be offered and sold to the Initial Purchasers without being registered under the United States Securities Act of 1933, as amended (the "Securities Act"), in reliance upon one or more exemptions therefrom. The Issuer has prepared a preliminary offering memorandum dated January 12, 2000 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Issuer, the Initial Notes and the Registration Rights Agreement (as defined below). Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuer to the Initial Purchasers pursuant to the terms of this Agreement. Any reference herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuer confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Initial Notes by the Initial Purchasers in accordance with Section 3.

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:


                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO GLOBIX, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT GLOBIX AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR

                  OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  You have represented and warranted to the Issuer that you will make offers (the "Exempt Resales") of the Initial Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 and 904 of Regulation S under the Securities Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Initial Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders of the Initial Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, dated the Closing Date (as defined in Section 3 below), among the Issuer and the Initial Purchasers, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Issuer will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Company's 12.50% Series B Notes due 2010 (the "New Notes" and, together with the Initial Notes, the "Notes") to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement," and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale of the Initial Notes by certain holders of such notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture, the Initial Notes, the New Notes and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents."

                  1. Representations, Warranties and Agreements of the Issuer. The Issuer represents, warrants to and agrees with, the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum did not as of its date and the Offering Memorandum, did not as of its date and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuer does not make any representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuer by or on the behalf of any Initial Purchaser through Lehman Brothers Inc. specifically for inclusion therein.

                  (b) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared by the Issuer for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuer, is contemplated.

                  (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Initial Notes to the Initial Purchasers and the offer, resale and delivery of the Initial Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Initial Notes under the Securities Act or to qualify the Indenture under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (d) Each of the Issuer and its material subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, earnings, prospects, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole ("Material Adverse Effect"). The following list constitutes the Issuer's only material subsidiaries: NAFT International Ltd., NAFT Computer Service Corp., ATC Merger Corp., PFM Communications, Inc., Globix Limited, GLX Leasing Limited and Globix Holding U.K. Ltd.

                  (e) The Issuer has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Issuer have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Memorandum. Except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding shares of capital stock owned directly or indirectly by the Issuer of each subsidiary of the Issuer have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly or indirectly by the Issuer, free and clear of all liens, encumbrances, equities or claims (each, a "Lien"). Except as set forth in the Offering Memorandum, the Issuer does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than its subsidiaries and interests with a book value of less than $20.0 million and which do not require (by contract, law or otherwise) any additional investments to be made. Complete and correct copies of the certificates of incorporation and of the by-laws (or other organizational or constitutive documents) of the Issuer and each of the material subsidiaries, and all amendments thereto, have been delivered to the Initial Purchasers, and no changes will be made between to the date hereof and the Closing Date.

                  (f) The execution, delivery and performance of the Operative Documents by the Issuer and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Initial Notes and the New Notes, will not (w) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or with the giving of notice or the passage of time or both would constitute a default under), any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the properties or assets of the Issuer or any of its subsidiaries is subject, (x) result in any violation of the provisions of the certificate of incorporation, by-laws or other constitutive document of the Issuer or any of its subsidiaries, (y) result in the suspension, termination or revocation of any Authorization (as defined below) of the Issuer or any of its subsidiaries or any other impairment of the rights of the holder of any such authorization or (z) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (w) and (z), to the extent that any conflict, breach or violation thereof would not result in a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Issuer, and the consummation of the transactions contemplated hereby and thereby except (i) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and (ii) as required by state securities laws.

                  (g) There are no legal or governmental actions, suits, claims, arbitrations or proceedings pending or, to the best of Issuer's knowledge, threatened to which the Issuer or any of its subsidiaries is or could reasonably be expected to be a party or to which any of their respective property is or could reasonably be expected to be subject that are required to be described in the Offering Memorandum and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Offering Memorandum that are not so described as required.

                  (h) Neither the Issuer nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively,

"Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (i) Each of the Issuer and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Issuer and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Issuer or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (j) After due inquiry, the Issuer reasonably believes that there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (k) The Issuer has full power and authority to execute, deliver and perform its obligations under this Agreement; this Agreement and the transactions contemplated hereby have been duly authorized, executed and delivered by the Issuer; the Issuer has taken, received or fulfilled all actions, authorizations and conditions necessary in connection with this Agreement and the transactions contemplated hereby; and this Agreement constitutes the legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except to the extent that rights to indemnification thereunder may be limited by applicable federal or state securities laws or unenforceable as against public policy.

                  (l) The Issuer has full power and authority to enter into the Indenture; the Indenture has been duly authorized by the Issuer and, upon the effectiveness of a Registration

Statement, will be qualified under the Trust Indenture Act; on the Closing Date, the Indenture will have been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and that, to the extent the Indenture is described in the Offering Memorandum, such description conforms in all material respects with the terms and conditions of the Indenture.

                  (m) The Issuer has full corporate power and authority to issue and sell the Initial Notes; the Initial Notes have been duly authorized by the Issuer; when the Initial Notes are delivered and paid for pursuant to this Agreement on the Closing Date, such Initial Notes will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, such Initial Notes will constitute valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Initial Notes conform in all material respects to the description thereof contained in the Offering Memorandum.

                  (n) The Issuer has full corporate power and authority to issue the New Notes; the New Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and, assuming due authentication of the New Notes by the Trustee, upon delivery in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms (subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

                  (o) The Issuer has full corporate power and authority to enter into the Registration Rights Agreement; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Issuer; when the Registration Rights Agreement is duly executed and delivered by the Issuer (assuming due authorization, execution and delivery by the Initial Purchasers), it will be a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by United States federal or state securities laws or the policies underlying such laws; and the Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (p) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings involving the Issuer or any of the subsidiaries, granting any person the right to require the Issuer to include any securities in a registration statement filed with respect to the Initial Notes pursuant to the Registration Rights Agreement.

                  (q) Except as disclosed in the Offering Memorandum neither the Issuer nor any of its subsidiaries has sustained, since the date of the latest audited financial statements (which is November 18, 1999, and, with respect to the matter discussed in the second paragraph of Note 12, December 30, 1999) included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for losses and interferences which do not, in the aggregate, have a Material Adverse Effect; and, since such date, (i) there has not been any change resulting in, or any development involving a prospective change which is reasonably likely to result in, a Material Adverse Effect, (ii) there has not been any material adverse change or any development involving a prospective material decrease in the capital stock or increase in the long-term debt of the Issuer or any of its subsidiaries, (iii) neither the Issuer nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, outside of the ordinary course of business and (iv) neither the Issuer nor any of its subsidiaries has entered into any material transaction, except transactions in the ordinary course of business.

                  (r) The consolidated financial statements included in the Offering Memorandum (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Issuer and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Issuer.

                  (s) Arthur Andersen LLP, who has certified the consolidated financial statements of the Issuer included in the Offering Memorandum, whose report appears in the Offering Memorandum, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

                  (t) The Issuer and each of its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, except to the extent that the failure to have such title would not have a Material Adverse Effect, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuer and its subsidiaries; and all real property and buildings held under lease by the Issuer and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuer and its subsidiaries, in each case except as described in the Offering Memorandum.

                  (u) Except as otherwise set forth in the Preliminary Offering Memorandum and the Offering Memorandum, the agreements to which the Issuer and/or its subsidiaries are a party are legal, valid and binding agreements, enforceable against the Issuer or such subsidiaries, as applicable, in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity, and the Issuer is not in material breach or default under any of such agreements and, to the best of the Issuer's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements, except to the extent as would not reasonably be expected to have a Material Adverse Effect.

                  (v) The Issuer and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Issuer nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

                  (w) No relationship, direct or indirect, exists between or among the Issuer or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Issuer or any of its subsidiaries on the other hand, which would be required to be disclosed in a registration statement on Form S-1 under the Securities Act and is not so disclosed.

                  (x) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or, to the Issuer's best knowledge, threatened against the Issuer or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or, to the Issuer's best knowledge, threatened against the Issuer or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Issuer and its subsidiaries, except for such actions specified in clause (i), (ii) or (iii) above, which, singly or in the aggregate, would not have a Material Adverse Effect. To the best of the Issuer's knowledge, no collective bargaining organizing activities are taking place with respect to the Issuer or any of its subsidiaries.

                  (y) The Issuer and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (z) All material tax returns required to be filed by the Issuer and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Issuer or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (aa) The Issuer owns or has valid rights to use all patents, trademarks, service marks, tradenames, domain names, software, databases, technology, copyrights, franchises, formulae, licenses, inventions, trade secrets, know-how and all other intellectual property rights ("Intellectual Property") described in the Offering Memorandum as being owned by it or necessary for the conduct of its business, as now conducted or (together with the Intellectual Property as the Issuer reasonably expects it can obtain) hereafter proposed to be conducted as described in the Offering Memorandum. The Issuer is not aware of any infringement of or conflict with such rights or any claims to the contrary or any challenge by any other person to the validity, enforceability and/or rights of the Issuer with respect to the foregoing, except as would not reasonably be expected to result in a Material Adverse Effect. The Issuer's business as now conducted does not and as proposed to be conducted, to the Issuer's knowledge will not infringe or conflict with in any material respect with the Intellectual Property of any person. No claim, suit, action, arbitration, proceeding, order, decree, judgment or settlement is outstanding or pending or threatened against the Issuer alleging the infringement by the Issuer of any Intellectual Property of any person or challenging the validity, enforceability and/or ownership of any Intellectual Property owned or used by the Issuer, except as would not reasonably be expected to result in a Material Adverse Effect. There is no pending or threatened action, proceeding or claim by the Issuer that any third party is infringing the Issuer's Intellectual Property. The Issuer has duly and properly filed or caused to be filed with the United States Patent and Trademark Office all United States patent applications described in the Offering Memorandum as filed by it. The Issuer owns exclusively its patent and patent applications described in the Offering Memorandum. The Issuer takes all reasonable actions to protect and maintain its Intellectual Property.

                   (bb) No event has occurred nor has any circumstance arisen which, had the

Initial Notes been issued on the Closing Date, would constitute a default or an Event of Default (as such term is defined in the Indenture).

                  (cc) Neither the Issuer nor any of its subsidiaries is in violation of its certificate of incorporation or by-laws or equivalent constitutive documents; and neither the Issuer nor any of its subsidiaries is, except as otherwise described in the Offering Memorandum (i) in default, and no event has occurred which, with notice, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject except, in the case of both clause (i) and
(ii), defaults and violations which the Issuer reasonably believes will not, in the aggregate, result in a Material Adverse Effect.

                  (dd) Each certificate signed by any officer of the Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuer to the Initial Purchasers as to the matters covered thereby.

                  (ee) The Issuer has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Securities Act, the Exchange Act and the rules and regulations under each of such Acts. True and complete copies of all such reports and other documents have been delivered or made available to you or your counsel.

                  (ff) Neither the Issuer nor any of its subsidiaries has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (gg) The Issuer is not and, after giving effect to the offering and sale of the Initial Notes and the applicable proceeds thereof as described in the Offering Memorandum, will not be an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (hh) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange, registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

                  (ii) Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act ("Regulation D")), nor any agent acting on its or their behalf (other than the Initial Purchasers, about which no representation is made by the Issuer), has offered or will offer or sell the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; the Issuer has not entered into any contractual arrangement with respect to the distribution of the Notes except for this Agreement and the Issuer will not enter into any such arrangement.

                  (jj) Neither of Issuer, nor any of its affiliates (as defined in Rule 501(b) of Regulation D) nor any person acting on behalf of any such person (other than the Initial Purchasers, about which no representation is made by the Issuer), has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

                  (kk) Neither of the Issuer nor any of its subsidiaries has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuer in connection with the offering of the Notes.

                  (ll) The Issuer has not distributed and will not distribute prior to the later of (i) the Closing Date and (ii) completion of the distribution of the Initial Notes, any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

                  (mm) Assuming (i) that your representations and warranties in
Section 2 hereof are true, (ii) compliance by you with your covenants set forth in Section 2 hereof and (iii) that each of the Eligible Purchasers is either (A) an entity that you reasonably believe to be a QIB or (B) a person who is not a "U.S. person" and who acquires the Initial Securities outside the United States in an "offshore transaction" (within the meaning of Regulation S), the purchase of the Initial Notes by you pursuant hereto and the resale of the Initial Notes pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

                  (nn) The Issuer has been advised by the Private Offerings, Resale and Trading through Automated Linkages Market of The National Stock Market, Inc. (the "Portal Market") that the Initial Notes have been designated PORTAL-eligible securities in accordance with the rules and regulation of the National Association of Securities Dealers, Inc.

                  (oo) Neither the Issuer nor any of its affiliates or any person acting on its or their behalf has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and the Issuer and its affiliates and all persons acting on their behalf have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Notes outside the United States; provided that no representation is made hereby as to the Initial Purchasers or any person, acting on their behalf.

                  (pp) The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (qq) The Issuer is not required to deliver the information specified in Rule 144A(d)(4) under the Securities Act in connection with the Exempt Resales.

                  2. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser represents, warrants to and agrees with, the Issuer that:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

                  (b) Such Initial Purchaser (i) is not acquiring the Initial Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) will solicit offers to buy the Initial Notes only from and will offer to sell the Initial Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Initial Notes pursuant to, nor has it offered or sold the Initial Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

                  (c) Such Initial Purchaser represents that it has not offered, sold or delivered the Initial Notes, and will not offer, sell or deliver the Initial Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Act. Accordingly, such Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Initial Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                  (d) Such Initial Purchaser further represents and agrees that
(i) it has not offered or sold and will not offer or sell any Initial Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Initial Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Initial Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the

United Kingdom any document received by it in connection with the issuance of the Initial Notes to a person who is a kind described in Article 11(3) of the Financial Services Act 1986 (Investment advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (e) Such Initial Purchaser agrees not to cause any advertisement of the Initial Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Initial Notes, except such advertisements as may be permitted by law.

                  (f) Such Initial Purchaser understands that the Issuer and, for purposes of the opinions to be delivered to you pursuant to Section 6 hereof, counsel to the Issuer and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

                  The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

                  3. Purchase, Sale and Delivery of Notes.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, the principal amount of Initial Notes set forth opposite such Initial Purchaser's name in Schedule I hereto, at a purchase price equal to 97% of their principal amount, plus accrued interest, if any (the "purchase price").

                  Delivery of and payment for the Initial Notes shall be made at 9:00 a.m., New York time, on February 8, 2000, or such later date as the Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Issuer or as provided in Section 9 (such date and time of delivery and payment for the Initial Notes being herein called the "Closing Date"). Delivery of the Initial Notes shall be made to the Initial Purchasers against payment of the purchase price in US dollars (after the deduction of costs and expenses incurred pursuant to Section 5) by the Initial Purchasers through the Initial Purchasers. Payment for the Initial Notes shall be effected either by wire transfer of immediately available funds to an account with a bank in The City of New York, the account number and the ABA number for such bank to be provided by the Issuer to the Initial Purchasers at least two business days in advance of the Closing Date, or by such other manner of payment as may be agreed by the Issuer and the Initial Purchasers.

                  (b) The Issuer will deliver against payment of the purchase price the Initial Notes in the form of one or more permanent global certificates (the "Global Notes"), deposited with DTC or its nominee. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by DTC and its participants.

                  4. Further Agreements of the Issuer. The Issuer agrees:

                  (a) The Issuer will advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplementation to which the Initial Purchasers reasonably object. If, at any time prior to completion of the resale of the Initial Notes by the Initial Purchasers (such time not to exceed two years from the Closing
Date), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, the Issuer shall promptly notify the Initial Purchasers of such event or occurrence and shall promptly prepare, subject to the first sentence of this Section 4(a), such amendment or supplement as may be necessary to correct such untrue statement or omission. Neither the Initial Purchasers' consent to, nor their delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Issuer will furnish to the Initial Purchasers and to counsel for the Initial Purchasers copies of the Preliminary Offering Memorandum and the Offering Memorandum (and all amendments and supplements thereto) in each case as soon as available and in such quantities as the Initial Purchasers reasonably requests for internal use and for distribution to prospective purchasers. The Issuer will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

                  (c) Promptly from time to time the Issuer will use its reasonable efforts to take such action as the Initial Purchasers may reasonably request, in cooperation with the Initial Purchasers, to qualify the Initial Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions in the United States or Canada for as long as may be necessary to complete the resale of the Initial Notes; provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject.

                  (d) The Issuer will apply the proceeds from the sale of the Initial Notes as set forth under "Use of Proceeds" in the Offering Memorandum.

                  (e) Until the second anniversary of the last Closing Date, the Issuer will, upon request, furnish to the Initial Purchasers and any holder of Transfer Restricted Securities (as defined in the Registration Rights Agreement), a copy of the restrictions on transfer which the Issuer believes are applicable to the Transfer Restricted Securities; provided, however, that nothing contained herein shall obligate the Issuer to track or trace particular Transfer Restricted Securities held by anyone other than the Issuer or any of its affiliates (as defined in Rule 144 under the Securities Act).

                  (f) In connection with the offering of the Initial Notes, until the Initial Purchasers shall have notified the Issuer of the completion of the resale of the Initial Notes, none of the Issuer, or any of its affiliates has or will, either alone or with one or more other persons, take any action, directly or indirectly, which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuer in connection with the offering of the Initial Notes.

                  (g) For a period of 90 days after the date hereof, the Issuer, its direct or indirect subsidiaries and its affiliates will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any debt securities issued or guaranteed by the Issuer or any of its affiliates and subsidiaries (except the New Notes in connection with the Exchange Offer), without the prior written consent of Lehman Brothers Inc. Neither the Issuer nor any of its direct or indirect subsidiaries will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Initial Notes.

                  (h) So long as any of the Initial Notes are "restricted securities" within the meaning of Rule 144 (a) (3) under the Securities Act, the Issuer will provide to any holder of the Initial Notes or to any prospective purchaser of the Initial Notes designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A (d) (4) or Rule 144(c) of the Securities Act if, at the time of such request, the Issuer is not subject to the reporting requirements under Section 13 or 15 (d) of the Exchange Act.

                  (i) Each of the Initial Notes will bear, to the extent applicable, the applicable legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein, except after the Initial Notes are resold pursuant to a registration statement effective under the Securities Act.

                  (j) The Issuer will take such steps as shall be necessary to ensure that it shall not become an "investment company" within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder.

                  (k) The Issuer will use its best efforts to arrange for the Notes to be accepted for clearance and settlement through DTC. In addition, the Issuer will use its best efforts to cause the Initial Notes to be eligible for inclusion in the Portal Market.

                  (l) The Issuer will cause all Notes to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed prior to the effectiveness of the Registration Statement.

                  5. Expenses. The Issuer agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes, and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement to the Offering Memorandum, all as provided in this Agreement; (c) the costs of producing and distributing the Operative Documents; (d) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 4(c) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchasers); (e) all costs and expenses incident to (i) the preparation of the "road show" presentation materials and (ii) the road show travelling expenses of the Issuer; (f) the costs of preparing the Global Notes; (g) all expenses and fees in connection with the application for inclusion of the Initial Notes in the PORTAL Market, and the inclusion of the Notes on each securities exchange or automated quotation system on which similar securities issued by the Issuer are listed;
(h) the fees and expenses (including fees and disbursements of counsel) of the Trustee; (i) the cost and charges of any transfer agent or registrar; (j) all stamp or other issuance or transfer taxes or governmental duties, if any, payable by the Initial Purchasers in connection with the offer and sale of the Initial Notes to the Initial Purchasers and by the Initial Purchasers to the initial purchasers thereof; and (k) all other costs and expenses incident to the performance of the obligations of the Issuer under this Agreement not otherwise specifically provided for in this Section including, without limitation, the fees and expenses of Arthur Andersen LLP, the Issuer's independent accountants, and the fees and expenses of Milberg Weiss Bershad Hynes & Lerach LLP and Skadden, Arps, Slate, Meagher & Flom LLP, counsels to the Issuer, but not including the fees of Simpson Thacher and Bartlett, counsel to the Initial Purchasers.

                  6. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Issuer contained herein, to the performance by the Issuer of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) No Initial Purchaser shall have discovered and disclosed to the Issuer on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel to the Initial Purchasers, is material or omits to state any fact which is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents and the Offering Memorandum or any amendment or supplement thereto, and all other legal matters relating to the Operative Documents and the transactions contemplated thereby shall be satisfactory in all material respects to counsel to the Initial Purchasers, and the Issuer shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Milberg Weiss Bershad Hynes & Lerach LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form set forth in Exhibit A.

                  (d) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit B.

                  (e) Taylor Joynson & Garret shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form set forth in Exhibit C.

                  (f) Jeffrey Green Russell shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form set forth in Exhibit D.

                  (g) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Initial Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Issuer shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Trustee shall have furnished to the Initial Purchasers an officer's certificate, dated such Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (i) the Indenture has been duly authorized, executed and delivered by the Trustee, (ii) each person who, on behalf of the Trustee, executed and delivered the Indenture was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Trustee and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and (iii) such other matters reasonably requested by the Initial Purchasers to be included in such officer's certificate. Attached to the officer's certificate shall be an extract of the Bylaws of the Trustee, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Trustee authorizing, pursuant to such Bylaws, such signing authority, which Bylaws and letter at the Closing Date are in full force and effect.

                  (i) With respect to the letter of Arthur Andersen LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Issuer shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that it is an independent public accountant within the meaning of the Securities Act and is in compliance with the applicable rules relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (j) The Issuer shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chief Executive Officer, President or Vice President and Chief Financial Officer in form and to the effect that:

                  (i) The representations, warranties and agreements of the Issuer in Section 1 are true and correct as of the Closing Date; the Issuer has complied in all material respects with all its agreements contained herein to be performed on or prior to the Closing Date, and the conditions set forth in Section 6 have been fulfilled;

                  (ii)(A) Except as disclosed in the Offering Memorandum, neither the Issuer nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labour dispute or court or governmental action, order or decree, except for losses and interferences which do not, in the aggregate, have a Material Adverse Effect; and (B) since such date, there has not been any change resulting in, or any development involving a prospective change which is likely to result in, a Material Adverse Effect, other than as set forth or contemplated in the Offering Memorandum;

                  (iii) They have carefully examined the Offering Memorandum and, in their opinion (A) the Offering Memorandum, as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Offering Memorandum, no event has occurred which would have been required to be set forth in a supplement or amendment to the Offering Memorandum had the Offering Memorandum been filed as part of the Registration Statement on Form S-1 under the Securities Act.

                  (k) (i) Neither the Issuer nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Issuer and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (l) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Issuer's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuer's debt securities.

                  (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market System, or trading in any securities of the Issuer on any exchange shall have been suspended or minimum prices shall have been established on any such exchange by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium on commercial banking activities in New York shall have been declared by United States federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any change in financial markets or any calamity or crisis that in the sole judgment of the Initial Purchasers is material and adverse, and in the case of any of the events specified in clauses (i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Initial Purchasers, impracticable to market the Initial Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (n) The Indenture shall have been duly executed and delivered by the Issuer and the Trustee and the Initial Notes shall have been duly executed and delivered by the Issuer and duly authenticated by the Trustee.

                  (o) The Issuer and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers) and the Registration Rights Agreement shall be in full force and effect.

                  (p) The NASD shall have accepted the Initial Notes for trading on PORTAL and the Notes shall have been accepted for clearance and settlement through DTC.

                  (q) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Initial Notes as contemplated hereby.

                  (r) A supplemental indenture to the Indenture dated April 30, 1998, relating to the Issuer's 13% Senior Notes due 2005 shall have been executed by the Issuer and HSBC Bank USA and delivered to the Initial Purchasers in form and substance reasonably satisfactory to the Issuer and the Initial Purchasers.

                  (s) The Issuer shall have furnished to the Initial Purchasers and their counsel such further information, certificates and documents as the Initial Purchasers may reasonably request to evidence compliance with the conditions set forth in this Section 6.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Initial Purchasers.

                  7.  Indemnification and Contribution.

                  (a) The Issuer shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any blue sky application or other document prepared or executed by the Issuer (or based upon any written information furnished by the Issuer) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "Blue Sky Application") or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Initial Purchaser and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Issuer by any Initial Purchaser specifically for inclusion therein and described in
Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Issuer, each of its respective officers and directors, and each person, if any, who controls the Issuer within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,

(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
(ii) the omission or alleged omission to state therein any material fact required to be stated in any Preliminary Offering Memorandum or the Offering Memorandum, or in any Blue Sky Application, or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Issuer through the Initial Purchasers specifically for inclusion therein and described in Section 7(e), and shall reimburse the Issuer and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Issuer or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Issuer or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel, if necessary) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 7 consist of any Initial Purchasers or any of their respective officers, employees or controlling persons, or by the Issuer, if the indemnified parties under this Section consist of the Issuer or any of its directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                  (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Issuer on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective purchase obligations and not joint.

                  (e) The Initial Purchasers severally confirm that the statements with respect to the offering of the Initial Notes set forth in the fourth, sixth, seventh and eighth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information furnished in writing to the Issuer by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

                  8.  Defaulting Initial Purchasers.

                  If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the aggregate principal amount of Initial Notes which the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions which the total aggregate principal amount of Initial Notes set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any Initial Notes on the Closing Date if the total aggregate principal amount of Initial Notes which the defaulting Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total aggregate principal amount at maturity of Initial Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the aggregate principal amount at maturity of Initial Notes which it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other underwriters satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase on the Closing Date, in such proportion as may be agreed upon among them, the total aggregate principal amount of Initial Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other underwriters satisfactory to the Initial Purchasers do not elect to purchase on the Closing Date the aggregate principal amount of Initial Notes which the defaulting Initial Purchasers agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchasers and the Issuer, except that the Issuer will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 8, purchases Initial Notes which a defaulting Initial Purchaser agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuer for damages caused by its default. If other underwriters are obligated or agree to purchase the Initial Notes of a defaulting or withdrawing Initial Purchaser, either the remaining non-defaulting Initial Purchasers or the Issuer may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel to the Issuer or counsel to the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

                  9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Issuer prior to delivery of and payment for the Initial Notes if, prior to that time, any of the events described in Sections 6(l) and (m) shall have occurred or if the Initial Purchasers shall decline to purchase the Initial Notes for any reason permitted under this Agreement.

                  10. Reimbursement of Initial Purchasers' Expenses. If this Agreement shall be terminated pursuant to Section 9, then the Issuer shall reimburse the Initial Purchasers for fees and expenses of their counsels and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Initial Notes, and upon demand the Issuer shall pay the full amount thereof to the Initial Purchasers and the Issuer shall have no further liability to the Initial Purchasers except as provided in Sections 5 and 7.

                  11. Notices, etc. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery to the persons and addresses set forth below or to such other persons or addresses as may be designated by notice to the other parties by like notice.

                  (a)      if to the Company:

                           139 Centre Street
                           New York, New York 10013
                           Attention: Marc Bell
                           Facsimile: (212) 334-8509

                           With a copy to:

                           Milberg Weiss
                           Bershad Hynes & Lerach LLP
                           One Pennsylvania Plaza
                           New York, New York 10119
                           Attention:  Arnold N. Bressler, Esq.
                           Facsimile:  (212) 868-1229

                  (b)      if to the Initial Purchasers:

                           c/o Lehman Brothers Inc.
                           Three World Financial Center
                           New York, New York 10285
                           Attention: Syndicate Department
                           Facsimile: (212) 528-6395.

                           With a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention:  Andrew Keller, Esq.
                           Facsimile:  (212) 455-2502

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Issuer contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Initial Purchaser and the person or persons, if any, who control each Initial Purchaser within the meaning of Section 15 of the Securities Act and any indemnity agreement of the Initial Purchasers contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Issuer, and any person controlling the Issuer within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  13. Survival. The respective indemnities, representations, warranties and agreements of the Issuer and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Initial Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

                  14. Definition of the Terms "Business Day", "Subsidiary" and "Material Subsidiary". For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or any federal holiday in the United States, the term "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and the term "material subsidiary" means (i) any "significant subsidiary" as defined in Rule 405 of the Rules and Regulations,
(ii) any subsidiary whose assets equal or exceed $1.0 million and (iii) any subsidiary with respect to which the Issuer is required by contract, law or otherwise to make additional capital contributions.

                  15. Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Issuer and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,


                                    GLOBIX CORPORATION


                                    By_______________________________
                                    Name:
                                    Title:



Accepted and agreed by:

LEHMAN BROTHERS INC.
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON SMITH BARNEY INC.
ING BARINGS LLC



By: LEHMAN BROTHERS INC.



By_______________________________________
       Authorized Representative

                                   SCHEDULE 1




                                                                  Principal Amount
Initial Purchasers                                                of Initial Notes
------------------                                                ----------------
Lehman Brothers Inc............................................    $ 320,000,000
Chase Securities Inc...........................................    $  60,000,000
Credit Suisse First Boston Corporation.........................    $  60,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated...................................................    $  60,000,000
Salomon Smith Barney Inc.......................................    $  60,000,000
ING Barings LLC................................................    $  40,000,000
                                                                   -------------
         Total.................................................    $ 600,000,000
                                                                   =============

                                                                       EXHIBIT A




           Form of Opinion of Milberg Weiss Bershad Hynes & Lerach LLP

                                                                       EXHIBIT B


           Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP


(i) The Initial Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

(ii) the statements made in the Offering Memorandum under the caption "Certain U.S. Federal Income Tax Consequences to Non-U.S. Persons insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                                                                       EXHIBIT C

                   Form of Opinion of Taylor Joynson & Garret

                                                                       EXHIBIT D


                    Form of Opinion of Jeffrey Green Russell

ANNEX A


                      FORM OF REGISTRATION RIGHTS AGREEMENT